FOURTH QUARTER 2022 EARNINGS CALL February 23, 2023

2 The financial results in this document reflect preliminary, unaudited results, which are not final until the Company’s Quarterly Report on Form 10-Q is filed. With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to the uncertain financial impact of the COVID-19 pandemic, our guidance, our capital resources and liquidity, our expected dividend payments, our expected cash flows and liquidity, the performance of our customers, our expected cash collections, expected use of proceeds from dispositions and our results of operations and financial condition. The estimates presented herein are based on the Company's current expectations and, given the current economic uncertainty, there can be no assurances that the Company will be able to continue to comply with applicable covenants under its debt agreements, which could materially impact actual performance. Forward-looking statements involve numerous risks and uncertainties, and you should not rely on them as predictions of actual events. There is no assurance the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “pipeline,” “estimates,” “offers,” “plans,” “would” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except as required by law, we do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof. DISCLAIMER

INTRODUCTORY COMMENTS

PORTFOLIO UPDATE

5 PORTFOLIO OVERVIEW Education Portfolio 74 Properties; 8 Operators Occupancy at 100% *See Annual Report on Form 10-K for definition and calculation of this non-GAAP measure Experiential Portfolio 289 Properties; 49 Operators Occupancy at 97% $6.2B (92%) Total Investments* Total Portfolio Snapshot ~$6.7B Total Investments* 363 Properties Occupancy at 97% Q4 Investment Spending $81.2M

6 PORTFOLIO COVERAGE *BoxOfficeMojo TTM September 2022 YE 2019 Theatre Coverage 1.4x 1.7x Box Office* $7.7B $11.4B Non-Theatre Coverage 2.7x 2.2x Total Portfolio Coverage 2.0x 1.9x Strong Total Portfolio Coverage Methodology – Coverage numerator is customer's store level EBITDARM and denominator is EPR's minimum rent or interest (excludes non-cash straight-line rent or interest income from the effective interest method of accounting) EBITDARM data is sourced from customers' reported store level profit and loss statements

7 THEATRES *BoxOfficeMojo Box Office Recovery* $1.8B Q4 BOX OFFICE $7.4B 2022 BOX OFFICE 2023 Film Slate #3 #5 #9 Highest grossing North American box office films of all time $4.5B 2021 BOX OFFICE

8 PORTFOLIO UPDATE Ski Season performance strong; Q4 visits & revenue up Eat & Play Portfolio revenue up 13% and EBITDARM up 12% over 2021 Attractions & Cultural Many had increased attendance & revenue; Valcartier & Calypso exceeded expectations; Pac Park & City Museum continue momentum Experiential Lodging ADR and RevPAR growth; rebrand to Camp Margaritaville Breaux Bridge Fitness & Wellness Strong occupancy & continued ADR growth at The Springs; acquired Movement Climbing Yoga Fitness

9 INVESTMENT SPENDING • Q4 Investment spending was $81.2M o Closed on a commitment for $68M in mortgage financing – add an indoor waterpark to The Bavarian Inn Lodge o Funded $56.8M of $64.5M mortgage for 6 Gravity Haus locations – a club model concept providing fitness, wellness, dining, and lodging; excited for new partnership • 2022 Investment spending – $402.5M, with total transactions closed $600M+ 2023 Investment Spending Guidance $200M-$300M

FINANCIAL REVIEW

1 1 (In millions except per-share data) *See Supplemental Operating and Financial Data for the Fourth Quarter and Year Ended December 31, 2022 for definitions and calculations of these non-GAAP measures FINANCIAL HIGHLIGHTS Financial Performance Quarter ended December 31, 2022 2021 $ Change % Change Total Revenue $178.7 $154.9 $23.8 15% Net Income – Common 36.3 38.5 (2.2) (6%) FFO as adj. – Common* 95.0 80.9 14.1 17% AFFO – Common* 96.8 83.3 13.5 16% Net Income/share – Common 0.48 0.51 (0.03) (6%) FFO/share - Common, as adj.* 1.25 1.08 0.17 16% AFFO/share - Common* 1.27 1.11 0.16 14%

1 2 (In millions except per-share data) *See Supplemental Operating and Financial Data for the Fourth Quarter and Year Ended December 31, 2022 for definitions and calculations of these non-GAAP measures FINANCIAL HIGHLIGHTS Financial Performance Year ended December 31, 2022 2021 $ Change % Change Total Revenue $658.0 $531.7 $126.3 24% Net Income – Common 152.1 74.5 77.6 104% FFO as adj. – Common* 355.2 231.3 123.9 54% AFFO – Common* 370.3 243.9 126.4 52% Net Income/share – Common 2.03 1.00 1.03 103% FFO/share - Common, as adj.* 4.69 3.09 1.60 52% AFFO/share - Common* 4.89 3.26 1.63 50%

1 3 FINANCIAL HIGHLIGHTS Key Ratios* Quarter ended December 31, 2022 Fixed charge coverage 3.4x Debt service coverage 4.0x Interest coverage 4.0x Net Debt to Adjusted EBITDAre 5.0x Net Debt to Gross Assets 39% AFFO payout 65% *See Supplemental Operating and Financial Data for the Fourth Quarter and Year Ended December 31, 2022 for definitions and calculations of these non-GAAP measures

1 4 Debt • $2.8B total debt; all fixed rate or fixed through int. rate swaps at wtd. avg. = 4.3% • Weighted avg. debt maturity of 5.3 years; no scheduled debt maturities until 2024 Liquidity Position at 12/31/22 • $107.9 M unrestricted cash • No balance on $1B revolver CAPITAL MARKETS UPDATE

1 5 2023 GUIDANCE FFO AS ADJUSTED Not providing due to uncertainty related to Regal Bankruptcy INVESTMENT SPENDING $200M - $300M PERCENTAGE RENT $8.5M - $12.5M GENERAL & ADMINISTRATIVE EXPENSE $54M - $57M

CLOSING COMMENTS

EPR Properties 909 Walnut Street, Suite 200 Kansas City, MO 64106 www.eprkc.com 816-472-1700 info@eprkc.com